Virtus Insight Trust

Supplement dated May 29, 2009 to the Prospectus

and the Statement of Additional Information (“SAI”), each dated May 1, 2009

IMPORTANT NOTICE TO INVESTORS

Virtus Insight Government Money Market Fund

and Virtus Insight Tax-Exempt Money Market Fund

The fund’s distributor, VP Distributors, Inc., may from time to time temporarily waive the Distribution (12b-1) Fees on Class A Shares of the Insight Government Money Market Fund and the Insight Tax-Exempt Money Market Fund. If waived, the Distribution Fees may be reinstated at any time.

Investors should retain this supplement with the Prospectus and SAI for future reference.

VIT 8003/IGMMF&ITEMMF12b1Waiver (05/09)